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                                                                    Exhibit 25.1


                                   FORM T-1
                ==============================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              __________________

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                              __________________

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2) _______
                              __________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                     New York                           13-5160382
             (State of incorporation                 (I.R.S. employer
             if not a national bank)               identification no.)

        One Wall Street, New York, N.Y.                   10286
      (Address of principal executive offices)         (Zip Code)

                              __________________
                       NEXSTAR FINANCE HOLDINGS, L.L.C.
           (Exact name of each obligor as specified in its charter)

               Delaware                                  23-3063155
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)

                              __________________
                        NEXSTAR FINANCE HOLDINGS, INC.
           (Exact name of each obligor as specified in its charter)

               Delaware                                  23-3063152
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)

                    200 Abington Executive Park, Suite 201
                       Clarks Summit, Pennsylvania 18411
                                (570) 586-5400
    (Address and telephone number of obligor's principal executive offices)
                              __________________

             16% Series B Senior Discount Exchange Notes due 2009
                      (Title of the indenture securities)
                 ============================================
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                                     - 2-


1.   General information.  Furnish the following information as to the
     Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

 _______________________________________________________________________________
          Name                                               Address
 _______________________________________________________________________________


    Superintendent of Banks of the                  2 Rector Street,
    State of New York                               New York, N.Y. 10006,
 and

                                                    Albany, N.Y. 12203

    Federal Reserve Bank of New York                33 Liberty Plaza,
                                                    New York, N.Y.  10045

    Federal Deposit Insurance Corporation           Washington, D.C. 20429

    New York Clearing House Association             New York, New York 10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)
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                                     - 3 -



     4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 30th day of August, 2001.


                                    THE BANK OF NEW YORK


                                         /s/ Margaret Ciesmelewski
                                    By:  __________________________
                                         Margaret Ciesmelewski
                                         Assistant Vice President
                                         Attorney-in-Fact